Convertible debt	12 Months Ended
Oct. 31, 2025
Disclosure of detailed information about borrowings [abstract]
Convertible debt
15. Convertible debt

As at	October 31, 2025	October 31, 2024
	$	$
Initial recognition	17,382	—
Accretion expense	495	—
Total	17,877	—
On July 16, 2025, the Company entered into a non-revolving $30,000 junior secured term loan with a subsidiary of Cronos Group Inc. (the “Lender”). The loan is guaranteed by designated subsidiaries and is junior in priority to the Company’s prior-ranking senior secured indebtedness.
An original issue discount (“OID”) of 16% ($4,800) was retained by the Lender, resulting in a funded amount of $25,200 received by the Company. Interest accrues at 4% per annum on the full $30,000 principal amount (inclusive of OID) and is payable quarterly in arrears on the last day of each quarter. Principal repayment is due in full when the loan matures on July 16, 2030; early repayments may be made at the Company’s option without penalty.
In connection with this convertible debt, the Company issued detachable warrants to purchase common shares of High Tide Inc. to the Lender.
The loan was initially recognized at $17,382, determined as $25,200 funded amount, net of $7,299 initial fair value of the warrant liability, net of $519 in directly attributable transaction costs. The loan is subsequently measured at amortized cost using the effective interest method.
The loan includes a conversion feature that permits the Lender, while the loan is outstanding, to deliver a conversion offer to convert all or a portion of the funded amount (principal net of OID) into common shares of the Company at a conversion price of
$4.20 per share. The Company has ten business days to accept or reject each conversion offer; if not accepted, the offer is deemed rejected. A 10% beneficial ownership cap applies unless applicable TSX Venture Exchange approvals are obtained.
The Company was in compliance with all covenants as at October 31, 2025.